UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 4, 2020 (September 3, 2020)

Novus Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36620	20-1000967
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19900 MacArthur Blvd., Suite 550

Irvine, California 92612

(Address of principal executive offices, including Zip Code)

(949) 238-8090

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	NVUS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 3, 2020, the board of directors (the “Board”) of Novus Therapeutics, Inc. (the “Company”) accepted the resignation of Gregory Flesher as the Company’s Chief Executive Officer and a member of the Board. Mr. Flesher’s resignation is effective as of the close of business on September 4, 2020. The resignation of Mr. Flesher is not the result of any dispute or disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Concurrent with his resignation, Mr. Flesher will be entering into a consulting agreement with the Company pursuant to which he will provide consulting and transition-support services as requested by the Company at an hourly rate consistent with his target compensation.

Effective as of September 4, 2020, the Board of the Company appointed Jon Kuwahara to serve as the Company’s interim principal executive officer following Mr. Flesher’s resignation. Mr. Kuwahara is the Company’s Senior Vice President Finance & Administration of the Company and serves as the Company’s principal financial and accounting officers. Biographical and other information concerning Mr. Kuwahara required to be disclosed under Item 5.02 is set forth in the Company’s most recent definitive Proxy Statement dated March 31, 2020, related to the Company’s 2020 Annual Meeting of Stockholders, and such information is incorporated herein by reference.

Mr. Kuwahara has no family relationship with any of the executive officers or directors of the Company. There are no arrangements or understandings between Mr. Kuwahara and any other person pursuant to which he was appointed to this position.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novus Therapeutics, Inc.

Date: September 4, 2020	By:	/s/ Jon Kuwahara
	Name:	Jon Kuwahara
	Title:	Senior Vice President Finance & Administration